                                                                   EXHIBIT 10.7


THE RIGHTS OF THE BENEFICIARY HEREUNDER ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL AND ALL OTHER RIGHTS OF CONGRESS FINANCIAL CORPORATION ("CONGRESS") AS AND TO THE EXTENT PROVIDED IN THAT CERTAIN SUBORDINATION AGREEMENT BETWEEN CONGRESS AND THE BENEFICIARY OF EVEN DATE HEREWITH.

===============================================================================


                                   GUARANTEE

                           Dated as of April 30, 2002

                                       by

                               LIGGETT GROUP INC.
                                  as Guarantor

                                  in favor of

                             THE BANK OF NEW YORK,
                              as Collateral Agent,

            to the benefit of the Holders of the 10% Senior Secured
                       Notes due March 31, 2006 of VGR Holding Inc.

===============================================================================


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                                   GUARANTEE

                  GUARANTEE, dated as of April 30, 2002 (this "Guarantee"), is made by LIGGETT GROUP INC., a Delaware corporation (the "Guarantor") in favor of The Bank of New York as Collateral Agent for the benefit of the holders of the 10% Senior Secured Notes due March 31, 2006 (the "Notes") of VGR Holding Inc. (the "Company") and The Bank of New York, as Collateral Agent.

                                   RECITALS:

                  A. On May 14, 2001, the Company issued $60,000,000 in aggregate principal amount of Notes to the Purchasers (as defined in the Note Purchase Agreement, dated as of May 14, 2001, between the Company and the Purchasers named therein (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement").

                  B. The Company wishes to issue an additional $30,000,000 in aggregate principal amount of Notes pursuant to the Second Amendment to Note Purchase Agreement and New Note Purchase Agreement (the "Amendment and Purchase Agreement"), dated as of April 30, 2002 by and among the Company, the Majority Holders (as defined in the Note Purchase Agreement) and the New Purchasers (as defined in the Amendment and Purchase Agreement).

                  C. It is a condition precedent to both the amendment of the Note Purchase Agreement pursuant to the Amendment and Purchase Agreement New Purchasers purchasing the additional Notes that the Guarantor shall have executed and delivered this Guarantee for benefit of all Holders of Notes, whenever issued, and the Collateral Agent.

                  D. The Company indirectly owns 100% of the outstanding capital stock of the Guarantor.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees as follows:

                                   ARTICLE 1
                                  DEFINITIONS

                  Section 1.01      Certain Defined Terms.

                           (a)      Each capitalized term used and not
otherwise defined herein shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Note Purchase Agreement.

                           (b)      The term "Guaranteed Obligations" shall
have the meaning ascribed to the term "Secured Obligations" in the BGLS Pledge Agreement.


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                           (c)      The term "Guaranteed Parties" means,
collectively, the Holders and the Collateral Agent.

                                   ARTICLE 2
                                 THE GUARANTEE

                           (a)      The Guarantor hereby unconditionally and
irrevocably guarantees to the Guaranteed Parties the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations from time to time owing to the Guaranteed Parties, in each case strictly in accordance with the terms thereof. The Guarantor hereby further agrees that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same to the Collateral Agent for the benefit of the Guaranteed Parties, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due to the Collateral Agent for the benefit of the Guaranteed Parties (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                           (b)      The obligations of the Guarantor under
Section 2(a) hereof are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Note Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2(b) that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Guaranteed Party exhaust any right, power or remedy or proceed against the Company under the Note Purchase Agreement or the Company Pledge Agreement or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                           (c)      The obligations of the Guarantor under this
Guarantee shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Guaranteed Parties on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by Holders and the Collateral Agent in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.


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


                           (d)      The Guarantor hereby agrees that until the
payment and satisfaction in full of all Guaranteed Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 2(a) hereof, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                           (e)      The Guarantor agrees that, as between (i)
the Guarantor and (ii) the Holders, the obligations of the Company under the Note Purchase Agreement may be declared to be forthwith due and payable as provided in Section 12 of the Note Purchase Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 12) for purposes of Section 2(a) hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable by the Guarantor for purposes of said Section 2(a)).

                           (f)      The guarantee in this Section 2 is a
continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                           (g)      The Guarantor hereby acknowledges that this
Guarantee constitutes an instrument for the payment of money, and consents and agrees that any Holder, at its sole option, in the event of a dispute by the Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

                           (h)      Anything herein or in any other Note
Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder shall in no event exceed the maximum amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors without rendering the Guarantor insolvent.

                           (i)      At the request of any Holder, the Guarantor
shall execute the following endorsement on any Note:

                  "Liggett Group Inc. hereby unconditionally and irrevocably guarantees, subject to the Liggett Subordination Agreement, to the holder of the foregoing Note the due and punctual payment of all principal, interest and Prepayment Premium, if any, on said Notes as more fully provided in the Liggett Guarantee."

                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES

                  Section 3.01      The Guarantor represents and warrants that:

                           (a)      the Guarantor is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware;

                           (b)      the Guarantor has the corporate power and
authority and the legal right to execute and deliver, to perform its obligations under this Agreement and has


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taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

                           (c)      this Guarantee constitutes a legal, valid
and binding obligation of the Guarantor, enforceable in accordance with its terms, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally;

                           (d)      the execution, delivery and performance by
the Guarantor of this Guarantee will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Guarantor is bound or by which the Guarantor or any of its properties is bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental or Regulatory Authority applicable to the Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental or Regulatory Authority applicable to the Guarantor;

                           (e)      no consent, approval or authorization of,
or registration, filing or declaration with, any Governmental or Regulatory Authority is required in connection with the execution, delivery or performance by the Guarantor of this Agreement;

                           (f)      no litigation, proceeding, or, to the
knowledge of Guarantor, investigation of or before any arbitrator or Governmental or Regulatory Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby;

                           (g)      after giving effect to the transactions
contemplated in the New Note Purchase Agreement, the Guarantor will be Solvent; and (h) the Guarantor is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                                   ARTICLE 4
                                  [RESERVED]

                                   ARTICLE 5
                         WAIVER OF SURETYSHIP DEFENSES

                  Without limiting the generality of Section 2 of this Agreement, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional:


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                           (a)      the occurrence of any Event of Default
under, or any lack of validity, legality or enforceability of any provision of any Note Document or any other agreement or document;

                           (b)      the failure of any Guaranteed Party:

                                    (i)      to assert any claim or demand or
to enforce any right or remedy against any Document Party or any other Person under the provisions of any Note Document, or otherwise, or

                                    (ii)     to exercise any right or remedy
against any other guarantor of or other Person pledging collateral securing any of the Guaranteed Obligations;

                           (c)      at any time or from time to time, with or
without notice to the Guarantor, any change in the time, manner or place of payment of, or in any term of, all or any of the Guaranteed Obligations, or any other extension, compromise, indulgence, waiver or renewal of any Guaranteed Obligation;

                           (d)      any reduction, limitation, variation,
impairment, discontinuance or termination of any of the Guaranteed Obligations for any reason (other than by reason of any payment which is not required to be rescinded), including any claim of waiver, release, discharge, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations or otherwise (other than by reason of any payment which is not required to be rescinded);

                           (e)      any amendment to, rescission, waiver or
other modification of, or any consent to any departure from, any of the terms of the Guaranteed Obligations or any guarantees or security;

                           (f)      any addition, exchange, release, discharge,
realization or non-perfection of any collateral security in respect of the Guaranteed Obligations;

                           (g)      any amendment to, rescission, waiver or
other modification of, or release or addition of, or consent to any departure from, any other guarantee held by the Holders as security for any of the Guaranteed Obligations;

                           (h)      the loss of or in respect of or the
unenforceability of any guarantee or other security which the Guaranteed Parties may now or hereafter hold in respect of the Guaranteed Obligations, whether occasioned by the fault of the Guaranteed Parties or otherwise;

                           (i)      any change in the name of the Company or in
the constitutive documents, capital structure, capacity or constitution of the Company, the bankruptcy or


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insolvency of the Company, the sale of any or all of the Company's business or assets or the Company being consolidated, merged or amalgamated with any other Person;

                           (j)      any failure on the part of the Company or
any other Person to perform or comply with any term of the Note Documents or any of the Guaranteed Obligations or any other agreement or document;

                           (k)      any suit or other action brought by any
beneficiaries or creditors of, or by, the Company or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of any Note Document, any of the Guaranteed Obligations or any other agreement or document;

                           (l)      any lack or limitation of status or of
power, incapacity or disability of the Company or any trustee or agent thereof;
or

                           (m)      any other circumstance (other than final
and indefeasible payment in full) which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, Brooke Holding, NV Holdings or Vector or any surety or any other guarantor of the foregoing.

                                   ARTICLE 6
                            MISCELLANEOUS PROVISIONS

                  Section 6.01 Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                           (a)      if to any Holder, to such Holder at the
address specified for such communications in Schedule A to the Note Purchase Agreement, or at such other address as it shall have specified to Liggett and the Collateral Agent in writing,

                           (b)      if to the Collateral Agent, to the
Collateral Agent at such address as is set forth on its signature page to the Collateral Agency Agreement or at such other address as the Collateral Agent shall have specified to each Holder and to Liggett in writing, or

                           (c)      if to Liggett, to Liggett at its address
set forth on its signature page hereto, or at such other address as Liggett shall have specified to each Holder and to the Collateral Agent.

Notices under this Section 6.01 will be deemed given when actually received if sent by telecopy, upon the succeeding Business Day if sent by overnight courier and three days after deposit in the U.S. mail if sent by registered or certified mail.


                                       6
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                  Section 6.02      Amendments. No waiver, amendment,
modification or termination of any provision of this Guarantee, or consent to any departure by the Guarantor from the terms of this Guarantee, shall in any event be effective without the prior written consent of the Majority Holders (acting in accordance with the Note Documents) and the Collateral Agent. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 6.03 Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its respective permitted successors and assigns and shall inure to the benefit of the Guaranteed Parties and their respective successors and assigns. Except as expressly permitted by the Note Documents, the Guarantor may not assign or otherwise transfer any of its respective rights or obligations under this Guarantee.

                  Section 6.04 Survival. All agreements, statements, representations and warranties made by the Guarantor herein or in any certificate or other instrument delivered by the Guarantor or on its behalf under this Guarantee shall be considered to have been relied upon by the Holders and the Collateral Agent and shall survive the execution and delivery of this Agreement and the Note Documents until termination thereof or the indefeasible payment in full in cash of all Guaranteed Obligations regardless of any investigation made by or on behalf of any Holder or the Collateral Agent.

                  Section 6.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor and any Guaranteed Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Guaranteed Parties would otherwise have.

                  Section 6.06 Counterparts. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

                  Section 6.07 Captions. The headings of the several articles and sections and sub-sections of this Guarantee are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guarantee.

                  Section 6.08 Severability. In case any provision contained in or obligation under this Guarantee shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


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                  Section 6.09      Governing Law; Submission to Jurisdiction
and Venue; Waiver of Jury Trial.

                  THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, ss.ss. 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NYCPLR 327(b). TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE GUARANTOR IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING, WHETHER IN TORT, CONTRACT OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY GUARANTEED PARTY OR ITS AGENTS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR OR ANY OF ITS AFFILIATES IN ANY OTHER JURISDICTION.

                  Section 6.10 Entire Agreement. This Guarantee, together with any other document executed in connection with this Guarantee, is intended by the parties as a final expression of their agreement as to the matters covered by this Guarantee and is intended as a complete and exclusive statement of the terms and conditions of such agreement.

                  Section 6.11 Independent Obligations. The Guarantor's obligations under this Agreement shall be in addition to and shall be independent of every other guarantee or security which the Guaranteed Parties may at any time hold for any of the Guaranteed Obligations. Any Guaranteed Party may bring a separate action against the Guarantor without first proceeding against the Company or any other guarantor or any other Person or any other security provided by any Person and without pursuing any other remedy.

                  Section 6.12 Expenses. The Guarantor agrees to pay or to reimburse the Guaranteed Parties for all reasonable costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by any Guaranteed Party in any effort to enforce any of the provisions of this Guarantee or any of the obligations of the Guarantor under this Guarantee , including all such reasonable costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.


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                  IN WITNESS WHEREOF, Liggett Group Inc. has caused this
Guarantee to be duly executed and delivered as of the date first above written.


                                    LIGGETT GROUP INC.


                                    By: /s/ John R. Long
                                        ---------------------------------------
                                    Name:      John R. Long
                                    Title:     Vice President

                                    Address for Notices:

                                    Liggett Group Inc.
                                    100 Maple Lane
                                    Mebane, North Carolina  27302
                                    Facsimile: (919) 304-7839
                                    Attention: Charles M. Kingan, Jr.

                                    with a copy to:

                                    Vector Group Ltd.
                                    100 S.E. Second Street
                                    Miami, Florida  33131
                                    Telephone:  (305) 579-8000
                                    Facsimile:  (305) 579-8009

                                    Attention:  Richard J. Lampen
                                                Executive Vice President